                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant   [X]
Filed by Party other than the Registrant [  ]

Check the appropriate box:

[X]     Preliminary Proxy Statement                 [X]   Confidential, for Use of the Commission Only
[ ]     Definitive Proxy Statement                        (as permitted by Rule 14a-6(e)(2)
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to
        Section 240.1a-11(c) or Section 240.1a-12

                               PMC Capital, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                               PMC Capital, Inc.
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11

                 (1) Title of each class of securities to which transaction applies:

                 (2) Aggregate number of securities to which transaction applies:

                 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                 (4)      Proposed maximum aggregate value of transaction:

                 (5)      Total fee paid:

                 * Set forth amount on which the filing is calculated and state how it was determined.

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 (1)      Amount previously paid:

                 (2)      Form, Schedule or Registration Statement No.:

                 (3)      Filing Party:

                 (4)      Date Filed:

Notes:

                PRELIMINARY COPY -- FOR THE INFORMATION OF THE
                    SECURITIES AND EXCHANGE COMMISSION ONLY

                               PMC CAPITAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                            WEDNESDAY, MAY 22, 1996

To the Shareholders of
PMC CAPITAL, INC.:

         The Annual Meeting of Shareholders of PMC Capital, Inc. (the "Company") will be held at its corporate headquarters, 17290 Preston Road, 3rd Floor, Dallas, Texas, on Wednesday, May 22, 1996, at 10:00 a.m., local time, for the following purposes:

         (1) To elect three directors, each to hold office for a term of three years and until their respective successors shall have been elected and qualified;

         (2) To amend the Company's Articles of Incorporation to increase the Company's authorized common stock from 15,000,000 to 30,000,000 shares;

         (3) To ratify the appointment of Coopers & Lybrand L.L.P. as the independent public accountants of the Company; and

         (4) To transact such other business as may properly come before such meeting.

         March 29, 1996 has been fixed as the date of record for determining shareholders entitled to receive notice of and to vote at the Annual Meeting.


                                        By Order of the Board of Directors,



                                        Lance B. Rosemore,
                                        Secretary

April 12, 1996

         YOUR VOTE IS IMPORTANT. PLEASE DATE, VOTE, SIGN AND MAIL BACK THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE.

                PRELIMINARY COPY --  FOR THE INFORMATION OF THE
                    SECURITIES AND EXCHANGE COMMISSION ONLY

                               PMC CAPITAL, INC.
                              PMC CAPITAL BUILDING
                               17290 PRESTON ROAD
                                  THIRD FLOOR
                              DALLAS, TEXAS  75252


                                PROXY STATEMENT


         The persons named in the accompanying form of proxy have been authorized to solicit proxies from shareholders of PMC Capital, Inc. (the "Company") on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 22, 1996 (the "Annual Meeting") and at any adjournments thereof. The notice of the Annual Meeting, the proxy statement and the form of proxy are mailed to shareholders of the Company on or about April 12, 1996. Any shareholder giving a proxy in the accompanying form will retain the power to revoke it prior to its exercise by later proxy received by the Company or by giving notice of revocation to the Company in writing or at the Annual Meeting.

                         RECORD DATE; VOTING SECURITIES

         The record date for shareholders entitled to vote at the Annual Meeting is the close of business on March 29, 1996 (the "Record Date") at which time the Company had issued and outstanding __________ shares of its common stock, par value $.01 per share (the "Common Stock"). The Common Stock is the only class of capital stock of the Company issued and outstanding. In deciding all questions, a holder of Common Stock shall be entitled to one vote for each share.

                         PURPOSE OF THE ANNUAL MEETING

         At the Annual Meeting, the Company's shareholders will be asked to consider and vote on the following proposals:

         (i) To elect three directors for terms to expire at the 1999 annual meeting of shareholders and until their respective successors have been elected and qualified;

         (ii) To amend the Company's Articles of Incorporation, as amended (the "Articles") to increase the authorized Common Stock from 15,000,000 to 30,000,000 shares;

         (iii) To ratify the appointment of Coopers & Lybrand L.L.P. as the independent public accountants of the Company; and

         (iv) To transact such other business as may properly come before the Annual Meeting.

The Board of Directors does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have directions to vote on such matters in accordance with their best judgment.

                         QUORUM AND VOTING REQUIREMENTS

         The holders of record of a majority of the outstanding shares of Common Stock at the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present or represented at the Annual Meeting, the shareholders present or represented at, the Annual Meeting may adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting until a quorum is obtained.

         Each share of Common Stock may be voted for up to three (3) individuals (the number of directors to be elected) as directors of the Company. The three (3) nominees for director receiving the highest number of votes cast by holders of shares of Common Stock present or represented by proxy at the Annual Meeting, if a quorum is present thereat, will be elected as directors by the Company. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees set forth in this Proxy Statement.

         Approval of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be necessary for the approval of the amendment to the Articles and for ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors for the Company for the year ending December 31, 1996.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the shareholders for a vote; however, abstentions will not be deemed outstanding and, therefore, will not be counted in the tabulation of votes on the proposals presented to the shareholders.

         The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                             RIGHT TO REVOKE PROXY

         Any shareholder giving the proxy enclosed with the Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving notice of such revocation, or by delivering a later-dated proxy, to the Secretary of the Company prior to the Annual Meeting. Shareholders will also have an opportunity to revoke their proxies by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).


                           I.  ELECTION OF DIRECTORS

GENERAL

         The Company's Articles of Incorporation currently provide for a Board of Directors of not less than five (5) and no more than twenty (20) directors, as fixed, from time to time, by the Board of Directors. Pursuant to the Articles of Incorporation, the directors are divided into three classes, with each class serving a three-year term and one class being elected by the shareholders annually. The Board of Directors currently consists of nine (9) members divided among the three classes of directors.

NOMINEES

         Set forth below is the principal occupation of, and certain other information with respect to, each of the nominees for election as a director of the Company, to hold office until the 1999 annual meeting of shareholders and until their respective successors shall have been elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELECT THE THREE CURRENT NOMINEES FOR DIRECTORS.

         DR. MARTHA GREENBERG* - Dr. Greenberg, 45, has practiced optometry for [17] years in Russellville, Alabama. She has been a director of the Company since 1984.

         MR. ROBERT DIAMOND - Mr. Diamond, 64, has been an attorney for 39 years. He is currently of counsel to the law firm of Diamond & Diamond, P.A., Millburn, New Jersey. He served as a director of the Company from 1982 to 1992 and rejoined the Board of Directors in January 1994. He served as a member of the Board of Directors of Allstate Financial Corporation from 1991 to 1993. He has managed personal investments since 1991.

         MR. LEE RUWITCH - Mr. Ruwitch, 82, has managed personal investments since 1986. Since 1987, he has been the President of the LFR Corporation and since 1992, he has been a

__________________________________

     * Martha R. Greenberg is the daughter of Fredric M. Rosemore and Marion Rosemore. Consequently, she may be deemed to be an "interested person" as defined under the Investment Company Act.

partner in TCA Joint Venture. Each of these entities is principally engaged in the business of financial investments. Mr. Ruwitch has been active in the communications industry for over 30 years. Mr. Ruwitch was a director of the Company from 1984 to December 1993 and rejoined the board in September 1994.

DIRECTORS CONTINUING IN OFFICE

         Set forth below is the principal occupation, and certain other information with respect to, each director of the Company who is continuing in office following the Annual Meeting.

         DR. FREDRIC M. ROSEMORE** - Dr. Rosemore, 72, has been the Chairman of the Board and Treasurer of the Company since 1983. From 1990 to 1992, Dr. Rosemore was a Vice President of the Company and from 1979 to 1990, Dr. Rosemore was the President of the Company. For many years he was engaged in diverse businesses, including the construction of apartment complexes, factory buildings, and numerous commercial retail establishments. From 1948 to 1980, Dr. Rosemore practiced optometry. He has been a director of the Company since 1983. His term as a director expires in 1997.

         MR. LANCE B. ROSEMORE** - Mr. Rosemore, 47, has been Chief Executive Officer of the Company since May 1992, President of the Company since 1990 and Secretary since 1983. From 1990 to May 1992, Mr. Rosemore was Chief Operating Officer of the Company. Previously, Mr. Rosemore has owned a consumer finance company and has been employed by C.I.T. Financial and United Carolina Bank Shares. Mr. Rosemore has been a trust manager of PMC Commercial Trust, a Texas real estate investment trust and an affiliate of the Company ("PMC Commercial"), since June 1993 and a director of the Company since 1983. His term as a director expires in 1997.

         DR. ANDREW S. ROSEMORE** - Dr. Rosemore, 49, has been Chief Operating Officer of the Company since May 1992 and Executive Vice President of the Company since 1990. From 1988 to May 1990, Dr. Rosemore was Vice President of the Company. From 1973 to 1988, Dr. Rosemore owned and managed commercial rental properties, apartment complexes and factory buildings. Since 1972, Dr. Rosemore has been a licensed physician in Alabama. Dr. Rosemore has been a trust manager of PMC Commercial since June 1993 and a director of the Company since 1988. His term as a director expires in 1997.

         DR. IRVIN M. BORISH - Dr. Borish, 83, served as Benedict
(Distinguished) Professor of Optometry at the University of Houston after retiring from Indiana University, where he holds the status of Professor Emeritus. He operated a private practice of optometry for over thirty

__________________________________

     ** Lance B. Rosemore and Andrew S. Rosemore are the sons of Fredric M. Rosemore and Marion Rosemore. Fredric M. Rosemore, Marion Rosemore and Andrew S. Rosemore each own in excess of 5% of the outstanding shares of Common Stock. Consequently, all such persons may be deemed to be "interested persons" as defined under the Investment Company Act of 1940, as amended (the "Investment Company Act").

years. He is the author of a major text in his field and holds five patents in contact lenses. He has been a director of the Company since 1989. His term as director expires in 1998.

         MR. THOMAS HAMILL - Mr. Hamill, 42, has been the President, Chief Executive Officer and a director of Caliban Holdings and its subsidiaries, including Belvedere Holdings Ltd., Belvedere Insurance Co., Ltd. ("Belvedere"), Prospero Insurance Company, Ltd. and Ariel Ltd. since 1993. From 1989 to 1993, Mr. Hamill was the President, Chief Operating Officer and a director of Belvedere. From September 1986 to December 1989, Mr. Hamill was Vice President of Belvedere America Re and Vice President and Secretary of Belvedere Corporation. Mr. Hamill is the Chairman of the Board and a non-executive director of Midlands Management Corporation. Mr. Hamill has been a director of the Company since 1992, when he was elected pursuant to an agreement between the Company and Belvedere in April 1991 whereby the directors of the Company agreed at that time to support a representative of Caliban Holdings in his candidacy for director in exchange for Belvedere's purchase of 185,000 shares of Common Stock. His term as director expires in 1998.

         MR. BARRY A. IMBER - Mr. Imber, 49, has been a principal of Imber and Company, Certified Public Accountants, or its predecessor, since 1982. Imber and Company was the independent certified public accountant for the Company and its subsidiaries for the years ended December 31, 1988 through December 31, 1991. Mr. Imber was trust manager of PMC Commercial from September 1993 to March 1995 and a director of the Company since March 1995. His term as director expires in 1998.

NOMINATIONS FOR ELECTION TO THE BOARD OF DIRECTORS

         The Company does not have a nominating committee. The Board of Directors considers persons who will be eligible or desirable for membership on the Board of Directors. Names are solicited from all directors and an effort is made to obtain information with respect to all such potential nominees for the position of director. Shareholders wishing to recommend candidates for consideration by the Board of Directors can do so by writing to the Secretary of the Company at its offices in Dallas, Texas.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors had four regular (including video conferences) meetings, and conducted three special meetings via telephonic conference,
during 1995.   Each person who was a director for the entire year attended or participated in at least 75% of all meetings held by the Board of Directors and all committees on which such director served during such year. Non-employee directors were compensated $500 for each meeting they attended. The Company reimburses the directors for the travel expenses incurred by them in connection with such meetings.

         The Audit Committee of the Board of Directors is currently comprised of Mr. Hamill and Mr. Imber. The principal functions of the Audit Committee are to oversee the financial reporting policies, the accounting issues, the portfolio valuation and the entire audit function of the

Company. The Audit Committee reports its activities to the Board of Directors. The Audit Committee holds meetings at such times as may be required for the performance of its functions and, during the year ended December 31, 1995, held one meeting.

         There is no compensation committee; however, the Board of Directors as a whole performs the functions of such committee. The Company has appointed an Independent Directors Committee currently consisting of Dr. Borish, Mr. Hamill, Mr. Ruwitch, Mr. Diamond and Mr. Imber, each of whom is otherwise disinterested with respect to the Company. The Independent Directors Committee, which held four meetings during 1995, reviews all proposed affiliated transactions to ensure that such transactions do not violate the appropriate provisions of the Investment Company Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no Compensation Committee.   Each of Mr. Lance
Rosemore and Dr. Andrew Rosemore participated in deliberations of the Company's Board of Directors concerning executive compensation for the year ended December 31, 1995. Mr. Lance Rosemore and Dr. Andrew Rosemore serve as executive officers and members of the Board of Trust Managers of PMC Commercial.

                               EXECUTIVE OFFICERS

         The following table sets forth the names and ages of the executive officers of the Company (each of whom serves at the pleasure of the Board of Directors), all positions held with the Company by each individual, and a description of the business experience of each individual for at least the past five years.


          Name                    Age                 Title
          ----                    ---                 -----
Dr. Fredric M. Rosemore           72           Chairman of the Board and Treasurer

Mr. Lance B. Rosemore             47           President, Chief Executive
                                               Officer and Secretary

Dr. Andrew S. Rosemore            49           Executive Vice President and
                                               Chief Operating Officer

Mr. Jan F. Salit                  45           Executive Vice President,
                                               Chief Investment Officer
                                               and Assistant Secretary

Mr. Barry N. Berlin               35           Chief Financial Officer

Ms. Mary J. Brownmiller           41           Senior Vice President

Mr. Lorin J. Riskind              40           Senior Vice President

         For a description of the business experience of Drs. Fredric Rosemore and Andrew Rosemore and Mr. Lance Rosemore, see "Election of Directors" above.

         Mr. Salit has been Executive Vice President of the Company since May 1993 and Chief Investment Officer since March 1994. Mr. Salit has also been Executive Vice President of PMC Commercial since June 1993 and Chief Investment Officer and Assistant Secretary since January 1994. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company, Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

         Mr. Berlin has been Chief Financial Officer of the Company since November 1992. Mr. Berlin has also been Chief Financial Officer of PMC Commercial since June 1993. From August 1986 to November 1992, he was an audit manager with Imber & Company, Certified Public Accountants.

         Ms. Brownmiller has been Senior Vice President of the Company since 1992 and Vice President of the Company since November 1989. Ms. Brownmiller has also been Senior Vice President of PMC Commercial since June 1993. From 1987 to 1989, she was Vice President for Independence Mortgage, Inc., a Small Business Association ("SBA") lender. From 1976 to 1987, Ms. Brownmiller was employed by the SBA, holding various positions including senior loan officer.

         Mr. Riskind has been Senior Vice President of the Company since February 1992. Mr. Riskind has also been Senior Vice President of PMC Commercial since June 1993. From 1984 to 1992, Mr. Riskind was employed by NationsBank, holding various positions including Vice President in Commercial Lending.

MANAGEMENT COMPENSATION

         The following table sets forth the aggregate amount of compensation paid by the Company during 1995 to each of the three highest paid executive officers and to all directors of the Company during fiscal year 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                                                 Total
                                                                     Profit Sharing         Total Profit      Compensation
                         Capacities in Which                          Contribution        Sharing Benefits        Paid
                            Remuneration           Aggregate         Accrued During            Accrued         by Company
  Name of Person              Received          Compensation (1)   Last Fiscal Year (2)      to Date (3)      to Directors
  --------------         -------------------   ----------------   --------------------    ----------------    ------------
Dr. Fredric M. Rosemore  Chairman of Board        $  _______           $ _______              $ _______
Mr. Lance B. Rosemore    President, Chief            _______             _______                _______
                         Executive Officer
Dr. Andrew S. Rosemore   Executive Vice              _______             _______                _______
                         President, Chief
                         Operating Officer
Dr. Irvin M. Borish      Director                                                                                $ 1,500
Mr. Thomas Hamill        Director                                                                                  2,500
Mr. Barry A. Imber       Director                                                                                  1,500
Dr. Martha Greenberg     Director                                                                                  2,000
Mr. Robert Diamond       Director                                                                                  2,000
Mr. Lee Ruwitch          Director                                                                                  2,000

-------------------

(1) The Company has determined that the amount of perquisites and other personal benefits paid to each of the executive officers listed in the compensation table does not exceed the lesser of $50,000 or 10% of each such person's annual salary and bonus reported in such table and that the aggregate amount of perquisites and other personal benefits paid to all executive officers and directors as a group does not exceed the lesser of 10% of all such person's annual salary and bonus or $750,000 ($50,000 multiplied by fifteen, the number of executive officers and directors). Accordingly, none of such perquisites and other personal benefits is included in the above table.

(2) The participants in the Company's profit sharing plan (the "Plan") consist of all employees who are at least 20-1/2 years old, have been employed by the Company for six months and are employed at the end of each fiscal year or have died, become totally disabled or retired after age 65 during such fiscal year. The Plan is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended. A required distribution of $9,685 was paid to Dr. Fredric M. Rosemore. No monies were withdrawn from the Plan during 1995 for the benefit of Mr. Lance B. Rosemore or Dr. Andrew S. Rosemore. Lance B. Rosemore and Fredric M. Rosemore are co-administrators of the Plan.

(3) Total profit sharing benefits accrued to date include contributions made by the Company on behalf of the participant and plan earnings and forfeitures allocated to the participant. The Company does not have a pension plan.

EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Fredric M. Rosemore, Lance B. Rosemore, Andrew S. Rosemore, Mary J. Brownmiller, Jan F. Salit and Barry N. Berlin. Each of these employment agreements provides for at least annual reviews by the Board of Directors of the salaries contained therein, with a mandatory minimum increase based on percentage increases to the cost of living index. In addition, the Board of Directors may determine, in its discretion, to award bonuses to each of the foregoing persons based on the Company's performance. Each of the employment agreements also provides that if a new board of directors of the Company is put in place, as a result of the acquisition of the Common Stock by an outside party or otherwise, and such new board requests the covered executive to resign or substantially modifies the duties or working conditions of the executive, the executive could resign and be entitled to be paid by the Company an amount equal to 2.99 times the average compensation paid to the executive over the last five years.

                  II.  AMENDMENT OF ARTICLES OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

         The Board of Directors, at a meeting held on March 9, 1996, adopted an amendment to the Articles, subject to approval by the Company's shareholders, to increase the number of authorized shares of Common Stock from 15,000,000 to 30,000,000 shares. As of March 31, 1996 ______ shares of Common Stock were issued and outstanding. Accordingly, only ____ shares of Common Stock are available for further issuance.

         The Board of Directors and management of the Company believe that additional shares of Common Stock should be authorized to provide the Company financing flexibility by having authorized, unissued and unreserved shares of Common Stock available for proper corporate purposes. The proposed increase in authorized shares would ensure that the Company will continue to have shares of Common Stock available for future issuance from time to time for proper corporate purposes such as raising capital for its lending activities and for working capital. If the Company's shareholders approve the proposed increase in the number of authorized shares of Common Stock, no further authorization by shareholder action will be required for the issuance of the additional shares of Common Stock unless otherwise required by law, regulatory authorities or stock exchange rules. The Company's shareholders to do have the preemptive right to purchase or subscribe to any part of any new or additional issuance of Common Stock and no dissenters' rights arise as a result of the adoption of the proposed amendment.

         The proposed increase in the number of authorized shares of Common Stock could be considered to be "anti-takeover" in nature if unreserved shares were issued under circumstances intended to discourage or make more difficult an attempt by a person or organization to gain control of the Company. Such issuances may also be specifically designed to frustrate or discourage attempts to effect a merger with or otherwise gain control of the Company. The Board of Directors has not, however, designed the proposed increase of authorized shares of Common Stock as part of an "anti-takeover" strategy.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION.

           III.  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         At a meeting held on December 9, 1995, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of the Company, selected Coopers & Lybrand L.L.P. as the independent accountants of the Company for the year ending December 31, 1995, and such selection is submitted to the shareholders of the Company for ratification. Coopers & Lybrand L.L.P. will perform the audit of the Company's financial statements and prepare the Company's tax returns. Representatives of Coopers & Lybrand L.L.P. will be in attendance at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

         THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                       INFORMATION AS TO SHARE OWNERSHIP

         On March 31, 1996, the Company had outstanding _________ shares of Common Stock. The table below lists, as of the same date, certain information regarding the beneficial ownership of the Company's Common Stock by all persons who are known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock, the directors, the executive officers and by all executive officers and directors as a group.

     Names and Addresses                         Amount and Nature of                  Percent of
     of Beneficial Owners                        Beneficial Ownership                  Ownership
     --------------------                       ----------------------                 ----------
Dr. Irvin Borish (1)                                    _______                         _______%
     4000 Hollywood Blvd.
     Suite 435 South
     Hollywood, Florida   33021

Dr. Martha R. Greenberg *(2)                            _______                         _______%
     P.O. Box 1177
     Russellville, Alabama  35653

Mr. Thomas Hamill(3)                                    _______                         **
     4000 Hollywood Blvd.
     Suite 435 South
     Hollywood, Florida  33021

Dr. Andrew S. Rosemore*(4)                              _______                         _______%
     17290 Preston Road, 3rd Floor
     Dallas, Texas  75252

Dr. Fredric Rosemore*(5)                                _______                         _______%
     4000 Hollywood Blvd.
     Suite 435 South
     Hollywood, Florida  33021

Mrs. Marion Rosemore (6)                                _______                         _______%
     4000 Hollywood Blvd.
     Suite 435 South
     Hollywood, Florida  33021

Mr. Lance B. Rosemore*(7)                               _______                         _______%
     17290 Preston Road, 3rd Floor
     Dallas, Texas  75252

Ms. Susan R. Friedman*(8)                               _______                         _______%
     17290 Preston Road, 3rd Floor
     Dallas, Texas 75252

Mr. Robert Diamond                                      _______                         _______%
     4000 Hollywood Blvd.
     Suite 435 South
     Hollywood, Florida  33021

     Names and Addresses                         Amount and Nature of                  Percent of
     of Beneficial Owners                        Beneficial Ownership                  Ownership
     --------------------                       ----------------------                 ----------
Mr. Barry A. Imber                                      _______                         **
     4000 Hollywood Blvd.
     Suite 435 South
     Hollywood, Florida  33021

Mr. Lee Ruwitch (9)                                     _______                         _______%
     4000 Hollywood Blvd.
     Suite 435 South
     Hollywood, Florida  33021

Mr. Barry N. Berlin                                     _______                         **
     17290 Preston Road, 3rd Floor
     Dallas, Texas 75252

Mr. Jan F. Salit (10)                                   _______                         **
     17290 Preston Road, 3rd Floor
     Dallas, Texas 75252

Ms. Mary J. Brownmiller                                 _______                         **
     17290 Preston Road, 3rd Floor
     Dallas, Texas 75252

Mr. Lorin Riskind                                       _______                         **
     17290 Preston Road, 3rd Floor
     Dallas, Texas 75252

Directors and executive officers                        _______                         _______%
as a group (14 persons)

-------------------

(1) Includes 44,500 shares held jointly with his wife and 90,500 shares held in the Irvin B. Borish Revocable Trust.

(2) Includes 11,465 shares in which her minor children have a beneficial interest, 52,120 shares held in an individual retirement account 133,500 shares held jointly with her husband, and 108,426 shares held in a pension trust. Does not include 225,660 shares owned by Dr. Sidney Greenberg, the husband of Dr. Martha Greenberg, as to which shares she disclaims any beneficial interest.

(3) Does not include 313,000 shares held by two companies of which Mr. Hamill is a director.

(4) Includes 39,000 shares held jointly with his wife, 14,350 shares held as custodian for his minor children, 192,000 shares held in a retirement benefit plan, 137,800 shares held in an individual retirement rollover account and 4,100 shares held in an individual retirement account.

(5) Does not include 1,600 shares owned by Marion Rosemore, the wife of Dr. Fredric M. Rosemore, as to which shares he disclaims any beneficial interest. Includes 269,537 shares held jointly with his wife, 300,000 shares held in trust for Fredric and Marion Rosemore, 10,590 shares held in the Rosemore Family Charitable Trust and 30,250 shares held in an individual retirement account.

(6) Includes 269,537 shares held jointly with her husband, Dr. Fredric M. Rosemore, 300,000 shares held in trust for Fredric and Marion Rosemore, 32,300 shares held jointly with certain other persons and 2,550 shares held in an individual retirement account.

(7) Includes 900 shares in which his minor children have beneficial interest, 53,111 shares held jointly with his wife and 9,120 shares held in an individual retirement account. Does not include shares owned individually by Lance B. Rosemore's wife, as to which shares he disclaims any beneficial interest.

(8) Includes 4,476 shares in which her minor children have a beneficial interest and 2,615 shares held in an individual retirement account.

(9) Includes 5,525 shares held in the name of his wife. Does not include shares owned individually by other members of his family, as to which shares he disclaims any beneficial interest.

(10)     Consists of 505 shares held in an individual retirement account.

*        Lance B. Rosemore and Andrew S. Rosemore are  the sons, and Martha R.
         Greenberg and Susan R. Friedman are the daughters, of Fredric M. Rosemore and Marion Rosemore. Fredric M. Rosemore, Marion Rosemore and Andrew S. Rosemore each own in excess of 5% of the shares of the Company. Consequently, all such persons may be deemed to be "interested persons" as defined under the Investment Company Act.

**       Less than 1.0%


                        CERTAIN AFFILIATED TRANSACTIONS

         A corporation controlled by certain of the executive officers and directors of the Company owns the office building at 17290 Preston Road, Dallas, Texas, in which the Company leases approximately 12,400 square feet of space. A substantial portion of the Company's space under the lease (10,693 square feet) was leased on November 23, 1991 and is currently rented at $117,890 per year. The lease expires in 2006. Management believes that these terms are no less favorable to the Company than those which the Company could obtain in an unaffiliated transaction. On August 4, 1992, such lease was amended to allow the Company to terminate such lease without the penalty upon 60 days written notice to the landlord. The decision whether or not the Company will continue the lease will be made by the Independent Directors Committee on an annual basis.


                           PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders that are intended by such persons to be presented at the 1997 Annual Meeting of Shareholders of the Company and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company not later than December 14, 1996. Shareholder proposals will be presented at the 1996 Annual Meeting of Shareholders only to the extent that such proposals meet certain guidelines established under federal securities laws. Proposals should be sent to Lance
B. Rosemore, Secretary, 17290 Preston Road, 3rd Floor, Dallas, Texas  75252.

                             COSTS OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. The Company may request banks, brokerage house and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial holders of the shares, or to request authority for the execution of the proxies, and the Company may reimburse such banks, brokerage house and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition to solicitations by mail, officers of the Company may, without extra remuneration, make supplementary solicitations of proxies personally or by telephone, telegram or cable.

                                 OTHER MATTERS

         Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to act in accordance with their best judgment on such matters. It is important that proxies be returned promptly to avoid unnecessary expense. Shareholders are urged, regardless of their number of shares of Common Stock, to date, sign and return the enclosed proxy.


                                        By Order of the Board of Directors



April 12, 1996                          LANCE B. ROSEMORE
                                        Secretary

                               REVOCABLE PROXY

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PMC CAPITAL, INC.


      The undersigned hereby appoint(s) Barry N. Berlin and Jan F. Salit, or either of them, with full power of substitution and resubstitution, proxies of the undersigned, with all of the powers that the undersigned would possess if personally present, to cast all votes which the undersigned would be entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Capital, Inc. (the "Company") to be held on Wednesday, May 22, 1996, at the offices of the Company, 17290 Preston Road, 3rd Floor, Dallas, Texas, commencing at 10:00 a.m., local time, and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as follows:

      1.  Election of directors.

    [ ]   FOR the nominees listed below     [ ]   WITHHOLD AUTHORITY to vote for
          (except as indicated to the             the nominees listed below
          contrary)

          Martha Greenberg          Robert Diamond           Lee Ruwitch

      Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) here:
                                   ---------------------------------------------

--------------------------------------------------------------------------------

      2. Proposal to approve an amendment to the Company's Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 15,000,000 shares to 30,000,000 shares.

      [ ]   FOR                [ ]   AGAINST              [ ]   ABSTAIN

      3. Proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1996.

      [ ]   FOR                [ ]   AGAINST              [ ]   ABSTAIN

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, IN THE EVENT NO INSTRUCTIONS ARE SET FORTH, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

     Your Board of Directors unanimously recommends that you vote FOR each of the nominees for director and for Proposals 2 and 3. Accordingly, please complete, sign, date and return this proxy in the envelope provided for such purpose. No postage is required for mailing in the United States.


Date:              , 1996
     --------------                     ----------------------------------------
                                                      Signature(s)



                                        ----------------------------------------
                                                      Signature(s)

                                        IMPORTANT:  Please date this proxy and
                                        sign exactly as your name appears to
                                        the left. If shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give title
                                        as such. If a corporation, please sign
                                        in full corporate name by president or
                                        other authorized officer. If a
                                        partnership, please sign in partnership
                                        name by authorized person.